Exhibit 99.02

CADENCE REPORTS FOURTH QUARTER AND FISCAL YEAR 2023
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY
Key Takeaways for 2023
• Revenue growth of 15%, and EPS growth of >20%
• A seventh consecutive year of >50% incremental non-GAAP operating margin, resulting in non-GAAP operating margin of 42%
• Record year-end backlog of $6.0B and current RPO of $3.2B

Q1 2024 Outlook
• Revenue : $990 million - $1.010 billion
• GAAP operating margin: 24.5% - 25.5%
• Non-GAAP operating margin: 36.5% - 37.5%
• GAAP EPS: $0.74 - $0.78
• Non-GAAP EPS: $1.10 - $1.14
• Expect to use approximately $125 million to repurchase Cadence shares in Q1
Q4 2023 KEY METRICS
• Revenue $1.069 billion • GAAP operating margin 31% • Non-GAAP operating margin 43% • GAAP EPS $1.19 • Non-GAAP EPS $1.38 • Operating cash flow $272 million
FY 2024 Outlook
• Revenue: $4.55 - $4.61 billion
• GAAP operating margin: 32% - 33%
• Non-GAAP operating margin: 42% - 43%
• GAAP EPS: $4.08 - $4.18
• Non-GAAP EPS $5.87 - $5.97
• Operating cash flow: $1.35 - $1.45 billion
• Expect to use approximately 50% of free cash flow to repurchase Cadence shares for the year
	Financial Results Webcast	FY 2023 KEY METRICS
Our Q4 2023 financial results webcast will begin February 12, 2024 at 2:00 p.m. (Pacific). The webcast may be accessed at www.cadence.com/cadence/investor_relations. An archive of the webcast will be available on February 12, 2024 until 5:00 p.m. (Pacific) on March 15, 2024.
• Revenue $4.090 billion • GAAP operating margin 31% • Non-GAAP operating margin 42% • GAAP EPS $3.82 • Non-GAAP EPS $5.15 • Operating cash flow $1.349 billion

February 12, 2024	Cadence Q4 and Fiscal Year 2023 Financial Results	1

Cadence Design Systems, Inc.

Financial Metrics

(In Millions, except per share data)	2018	2019	2020*	2021	2022	2023*	2024E

Revenue	$2,138	$2,336	$2,683	$2,988	$3,562	$4,090	$4,550- $4,610
Revenue growth*	10%	9%	15%	11%	19%	15%	11% - 13%
3-year CAGR	8%	9%	11%	12%	15%	15%	~15%
3-year CAGR without 53rd week impact			11%			16%

GAAP operating expenses	$1,742	$1,845	$2,037	$2,209	$2,488	$2,839	~$3,109
GAAP operating expense growth	8%	6%	10%	8%	13%	14%	~10%

Non-GAAP operating expenses	$1,491	$1,587	$1,739	$1,877	$2,125	$2,373	~$2,634
Non-GAAP operating expense growth	6%	6%	10%	8%	13%	12%	~11%

GAAP operating margin**	19%	21%	24%	26%	30%	31%	32.5%

Non-GAAP operating margin**	30%	32%	35%	37%	40%	42%	42.5%

GAAP earnings per share	$1.23	$3.53	$2.11	$2.50	$3.09	$3.82	$4.08 - $4.18

Non-GAAP earning per share	$1.87	$2.20	$2.80	$3.29	$4.27	$5.15	$5.87 - $5.97
Non-GAAP EPS growth**	34%	18%	27%	18%	30%	21%	15%
3-year Non-GAAP EPS CAGR**	20%	22%	26%	21%	25%	23%	22%

Weighted average shares diluted outstanding	281.1	280.5	279.6	278.9	275.0	272.7	271.5 - 273.5

Cash flow from operations	605	730	905	1,101	1,242	1,349	$1,350 - $1,450

Capital expenditures	62	75	95	65	123	102	~$120

* Fiscal 2020 was a 53-week year, compared to all other years which were 52 week years. 2020 (which impacts the 3 year CAGR in 2023) included approximately $45 million revenue impact for the extra week.
** At midpoint of guidance.
Profitability Trends

(In Millions)	2018	2019	2020	2021	2022	2023	2024E*

Revenue	$2,138	$2,336	$2,683	$2,988	$3,562	$4,090	$4,580
Revenue Growth	10%	9%	15%	11%	19%	15%	12%
3-Year Revenue Growth CAGR	8%	9%	11%	12%	15%	15%	15%
GAAP operating margin	19%	21%	24%	26%	30%	31%	32.5%

Non-GAAP operating margin	30%	32%	35%	37%	40%	42%	42.5%
Stock-based compensation	(8)%	(8)%	(7)%	(7)%	(8)%	(8)%	(8)%
Non-GAAP operating margin adjusted for stock-based compensation	22%	24%	28%	30%	32%	34%	34.5%

GAAP operating income	$396	$492	$646	$779	$1,074	$1,251	$1,471

Non-GAAP operating income	$647	$749	$944	$1,111	$1,436	$1,717	$1,946
Non-GAAP operating income adjusted for stock-based compensation	$479	$567	$747	$901	$1,166	$1,391	$1,576

* At midpoint of guidance.

February 12, 2024	Cadence Q4 and Fiscal Year 2023 Financial Results	2

Cadence Design Systems, Inc.

First Quarter 2024 Financial Outlook

	Q1 2023	Q4 2023	Q1 2024E

Total Revenue ($ Millions)	$1,022	$1,069	$990 - $1,010
Q/Q Growth		4%	(7)% - (6)%
Y/Y Growth		19%	(3)% - (1)%

GAAP Operating Margin	32%	31%	24.5% - 25.5%

Non-GAAP Operating Margin	42%	43%	36.5% - 37.5%

GAAP EPS	$0.89	$1.19	$0.74 - $0.78

Non-GAAP EPS	$1.29	$1.38	$1.10 - $1.14

Fiscal Year 2024 Financial Outlook

	FY 2023	FY 2024E

Recurring Revenue	84%	80% - 85%

Total Revenue ($ Millions)	$4,090	$4,550 - $4,610
Y/Y Growth	15%	11% - 13%

Revenue from Beginning Backlog	~75%	~70%

GAAP Operating Margin	30.6%	32% - 33%

Non-GAAP Operating Margin	42.0%	42% - 43%

GAAP Other Income & Expense ($ Millions)	$31	$(10) - $(18)

Non-GAAP Other Income & Expense ($ Millions)	$(15)	$(10) - $(18)

GAAP Tax Rate	19%	~23%

Non-GAAP Tax Rate	17.5%	16.5%

Weighted Average Diluted Shares Outstanding (Millions)	272.7	271.5 - 273.5

GAAP EPS	$3.82	$4.08 - $4.18
Y/Y Growth	24%	7% - 9%

Non-GAAP EPS	$5.15	$5.87 - $5.97
Y/Y Growth	21%	14% - 16%

Cash Flow from Operations ($ Millions)	$1,349	$1,350 - $1,450

DSO	43	~45

Capital Expenditures ($ Millions)	$102	~$120

February 12, 2024	Cadence Q4 and Fiscal Year 2023 Financial Results	3

Cadence Design Systems, Inc.

Fourth Quarter and Fiscal Year Financial Results
Backlog

(In Billions)	2019	2020	2021	2022	2023

Backlog	$3.6	$3.9	$4.4	$5.8	$6.0

Revenue

(In Millions)	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

Product and Maintenance	$846	$964	$923	$966	$982
Services	54	58	54	57	87
Total Revenue	$900	$1,022	$977	$1,023	$1,069

(In Millions)	2019	2020*	2021	2022	2023

Product and Maintenance	$2,204	$2,537	$2,813	$3,340	$3,834
Services	132	146	175	222	256
Total Revenue	$2,336	$2,683	$2,988	$3,562	$4,090
* Fiscal 2020 was a 53-week year.
Recurring and Up-Front Revenue

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

Revenue recognized over time	84%	77%	82%	83%	85%
Revenue from arrangements with non-cancelable commitments	3%	3%	3%	2%	2%
Recurring Revenue	87%	80%	85%	85%	87%
Up-Front Revenue	13%	20%	15%	15%	13%
Total	100%	100%	100%	100%	100%

	2020	2021	2022	2023

Revenue recognized over time	85%	85%	83%	81%
Revenue from arrangements with non-cancelable commitments	3%	3%	2%	3%
Recurring Revenue	88%	88%	85%	84%
Up-Front Revenue	12%	12%	15%	16%
Total	100%	100%	100%	100%
Trailing Twelve Months Recurring and Up-Front Revenue

	Trailing Twelve Months Ended
	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

Recurring Revenue	85%	84%	84%	84%	84%
Up-Front Revenue	15%	16%	16%	16%	16%
Total	100%	100%	100%	100%	100%

February 12, 2024	Cadence Q4 and Fiscal Year 2023 Financial Results	4

Cadence Design Systems, Inc.

Revenue Mix by Geography

(% of Total Revenue)	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

Americas	46%	44%	41%	43%	44%
China	13%	17%	18%	17%	15%
Other Asia	18%	18%	18%	19%	19%
Europe, Middle East and Africa	17%	15%	17%	15%	16%
Japan	6%	6%	6%	6%	6%
Total	100%	100%	100%	100%	100%

(% of Total Revenue)	2019	2020	2021	2022	2023

Americas	44%	42%	45%	46%	43%
China	10%	15%	13%	15%	17%
Other Asia	20%	18%	19%	18%	19%
Europe, Middle East and Africa	18%	18%	17%	16%	16%
Japan	8%	7%	6%	5%	5%
Total	100%	100%	100%	100%	100%
Revenue Mix by Product Category

(% of Total Revenue)	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

Custom IC Design and Simulation	22%	20%	22%	22%	22%
Digital IC Design and Signoff	28%	25%	27%	28%	29%
Functional Verification	25%	32%	27%	26%	24%
IP	12%	11%	11%	11%	13%
System Design and Analysis	13%	12%	13%	13%	12%
Total	100%	100%	100%	100%	100%

(% of Total Revenue)	2019	2020	2021	2022	2023

Custom IC Design and Simulation	25%	25%	23%	22%	22%
Digital IC Design and Signoff	30%	29%	29%	28%	27%
Functional Verification	23%	22%	24%	26%	27%
IP	13%	14%	13%	12%	12%
System Design and Analysis	9%	10%	11%	12%	12%
Total	100%	100%	100%	100%	100%

February 12, 2024	Cadence Q4 and Fiscal Year 2023 Financial Results	5

Cadence Design Systems, Inc.

3 Year Revenue CAGR by Product Category

(% of Total Revenue)	2019	2020	2021	2022	2023

Custom IC Design and Simulation	9%	9%	8%	10%	10%
Digital IC Design and Signoff	10%	11%	11%	13%	13%
Functional Verification	5%	11%	11%	20%	23%
IP	16%	18%	16%	15%	8%
System Design and Analysis	7%	13%	19%	24%	22%
Total 3 Year CAGR	9%	11%	12%	15%	15%
3 Year Revenue CAGR by Product Category Without 53rd Week Impact*

(% of Total Revenue)	2019	2020*	2021	2022	2023

Custom IC Design and Simulation	9%	8%	8%	10%	11%
Digital IC Design and Signoff	10%	10%	11%	13%	14%
Functional Verification	5%	10%	11%	20%	24%
IP	16%	18%	16%	15%	9%
System Design and Analysis	7%	12%	19%	24%	23%
Total 3 Year CAGR	9%	11%	12%	15%	16%
* Fiscal 2020 was a 53-week year and included approximately $45 million revenue impact for the extra week.
Gross Margin

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

GAAP Gross Margin	89.6%	87.8%	90.1%	89.3%	90.3%
Non-GAAP Gross Margin	91.1%	89.1%	91.4%	90.6%	91.7%

	2019	2020	2021	2022	2023

GAAP Gross Margin	88.6%	88.6%	89.7%	89.6%	89.4%
Non-GAAP Gross Margin	90.6%	90.6%	91.7%	91.0%	90.7%

Total Costs and Expenses

(In Millions)	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

Total GAAP Costs and Expenses	$689	$699	$677	$730	$732
Total Non-GAAP Costs and Expenses	$579	$591	$569	$603	$610

(In Millions)	2019	2020*	2021	2022	2023

Total GAAP Costs and Expenses	$1,845	$2,037	$2,209	$2,488	$2,839
Total Non-GAAP Costs and Expenses	$1,587	$1,739	$1,877	$2,125	$2,373

* Fiscal 2020 was a 53-week year.

February 12, 2024	Cadence Q4 and Fiscal Year 2023 Financial Results	6

Cadence Design Systems, Inc.

Operating Margin

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

GAAP Operating Margin	23.5%	31.6%	30.7%	28.6%	31.5%
Non-GAAP Operating Margin	35.6%	42.1%	41.8%	41.1%	42.9%

	2019	2020	2021	2022	2023

GAAP Operating Margin	21.1%	24.1%	26.1%	30.1%	30.6%
Non-GAAP Operating Margin	32.1%	35.2%	37.2%	40.3%	42.0%

Net Income Per Share

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

GAAP Net Income Per Share	$0.88	$0.89	$0.81	$0.93	$1.19
Non-GAAP Net Income Per Share	$0.96	$1.29	$1.22	$1.26	$1.38

	2019	2020	2021	2022	2023

GAAP Net Income Per Share	$3.53	$2.11	$2.50	$3.09	$3.82
Non-GAAP Net Income Per Share	$2.20	$2.80	$3.29	$4.27	$5.15

Total DSO

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

DSO	49	44	42	39	43

Balance Sheet and Cash Review
Free Cash Flow

(In Millions)	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

Net Cash from Operating Activities	$264	$267	$414	$396	$272
Capital Expenditures	37	26	20	22	34
Free Cash Flow	$227	$241	$394	$374	$238

(In Millions)	2019	2020	2021	2022	2023

Net Cash from Operating Activities	$730	$905	$1,101	$1,242	$1,349
Capital Expenditures	75	95	65	123	102
Free Cash Flow	$655	$810	$1,036	$1,119	$1,247

Cash and Cash Equivalents

(In Millions)	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

Cash and Cash Equivalents	$882	$917	$874	$962	$1,008

(In Millions)	2019	2020	2021	2022	2023

Cash and Cash Equivalents	$705	$928	$1,089	$882	$1,008

•Approximately 45 percent of our cash and cash equivalents were in the U.S. at quarter-end.

February 12, 2024	Cadence Q4 and Fiscal Year 2023 Financial Results	7

Cadence Design Systems, Inc.

Share Repurchase

(In Millions)	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

Share Repurchase	$300	$125	$265	$185	$125
Number of Shares	1.939	0.668	1.178	0.811	0.488

•Q3 2023 includes 276,330 shares and $60 million equity forward contract from Q2 2023 ASR settled in Q3 2023.

(In Millions)	2019	2020	2021	2022	2023

Share Repurchase	$306	$380	$612	$1,050	$700
Number of Shares	4.841	4.247	4.401	6.602	3.145

Employees

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

Headcount	10,228	10,579	10,832	11,139	11,226

	2019	2020	2021	2022	2023

Headcount	8,078	8,746	9,298	10,228	11,226

February 12, 2024	Cadence Q4 and Fiscal Year 2023 Financial Results	8

Cadence Design Systems, Inc.

Forward Looking Statements
This CFO Commentary contains forward-looking statements, including Cadence's outlook on future operating results, strategic objectives, business prospects, technology and product developments, industry trends and other statements using words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “will,” and words of similar import and the negatives thereof. Forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control and which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements, including, among others: (i) Cadence’s ability to compete successfully in the highly competitive industries in which it operates and realize the benefits of its investments in research and development, including opportunities presented by AI; (ii) the success of Cadence’s efforts to maintain and improve operational efficiency and growth; (iii) the mix of products and services sold, the timing of orders and deliveries and the ability to develop, install or deliver Cadence’s products or services; (iv) change in customer demands or supply constraints that could result in delays in purchases, development, installations or deliveries of Cadence's products or services, including those resulting from consolidation, restructurings and other operational efficiency improvements of Cadence’s customers; (v) economic, geopolitical and industry conditions, including that of the semiconductor and electronics industries, government regulations and trade restrictions, and rising tensions and conflicts around the world such as in the Middle East and with respect to Taiwan; (vi) capital expenditure requirements, legislative or regulatory requirements, changes in tax laws, interest rates, currency exchange rate fluctuations, inflation rates, Cadence's upcoming debt maturities and Cadence’s ability to access capital and debt markets; (vii) the continued acquisition of other companies, businesses or technologies or the failure to successfully integrate and operate them; (viii) potential harm caused by compromises in cybersecurity and cybersecurity attacks; (ix) events that affect cash flow, liquidity, or reserves, or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation, regulatory or other matters; (x) the effects of any litigation, regulatory, tax or other proceedings to which Cadence is or may become a party or to which Cadence or its products, services, technologies or properties are subject; and (xi) Cadence's ability to successfully meet corporate governance, environmental and social targets and strategies. In addition, the timing and amount of Cadence’s repurchases of its common stock are subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors.

For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, including its most recent report on Form 10-K, subsequent reports on Form 10-Q and future filings.

All forward-looking statements in this document are based on management's expectations as of the date of this document and, except as required by law, Cadence disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

© 2024 Cadence Design Systems, Inc. All rights reserved worldwide. Cadence, the Cadence logo and the other Cadence marks found at www.cadence.com/go/trademarks are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

February 12, 2024	Cadence Q4 and Fiscal Year 2023 Financial Results	9

Cadence Design Systems, Inc.

APPENDIX I
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

GAAP total costs and expenses	$689	$699	$677	$730	$732

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(73)	(74)	(76)	(88)	(87)
Amortization of acquired intangibles	(16)	(15)	(15)	(15)	(17)
Acquisition and integration-related costs	(18)	(16)	(14)	(14)	(13)
Restructuring	—	—	—	(12)	1
Non-qualified deferred compensation (expenses) credits	(3)	(3)	(3)	2	(6)
Non-GAAP total costs and expenses*	$579	$591	$569	$603	$610

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	2018	2019	2020*	2021	2022	2023	2024E

GAAP total costs and expenses	$1,742	$1,845	$2,037	$2,209	$2,488	$2,839	$3,109

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(168)	(182)	(197)	(210)	(270)	(326)	(370)
Amortization of acquired intangibles	(53)	(53)	(64)	(67)	(60)	(62)	(66)
Acquisition and integration-related costs	(20)	(8)	(23)	(23)	(41)	(56)	(39)
Restructuring	(11)	(9)	(9)	1	—	(11)	—
Non-qualified deferred compensation (expenses) credits	1	(5)	(5)	(6)	8	(11)	—
Special charges**	—	(1)	—	(27)	—	—	—
Non-GAAP total costs and expenses***	$1,491	$1,587	$1,739	$1,877	$2,125	$2,373	$2,634

*	Fiscal 2020 was a 53-week year.
**	2021 includes costs related to a voluntary retirement program.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 12, 2024	Cadence Q4 and Fiscal Year 2023 Financial Results	10

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Income to Non-GAAP Operating Income and Non-GAAP Operating Income Adjusted for Stock-based Compensation

(In Millions)	2018	2019	2020*	2021	2022	2023	2024E

GAAP operating income	$396	$492	$646	$779	$1,074	$1,251	$1,471

Reconciling items to non-GAAP operating income
Stock-based compensation expense	168	182	197	210	270	326	370
Amortization of acquired intangibles	53	53	64	67	60	62	66
Acquisition and integration-related costs	20	8	23	23	41	56	39
Restructuring	11	9	9	(1)	—	11	—
Non-qualified deferred compensation expenses (credits)	(1)	5	5	6	(8)	11	—
Special charges**	—	1	—	27	—	—	—
Non-GAAP operating income***	$647	$749	$944	$1,111	$1,436	$1,717	$1,946
Stock-based compensation expense	(168)	(182)	(197)	(210)	(270)	(326)	$(370)
Non-GAAP operating income adjusted for stock-based compensation***	$479	$567	$747	$901	$1,166	$1,391	$1,576

Table may not foot due to rounding

*	Fiscal 2020 was a 53-week year.
**	2021 includes costs related to a voluntary retirement program.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 12, 2024	Cadence Q4 and Fiscal Year 2023 Financial Results	11

Cadence Design Systems, Inc.

Reconciliation of GAAP Gross Margin as a Percent of Total Revenue to Non-GAAP Gross Margin as a Percent of Total Revenue

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

GAAP gross margin as a percent of total revenue	89.6%	87.8%	90.1%	89.3%	90.3%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0.3%	0.3%	0.2%	0.2%	0.3%
Amortization of acquired intangibles	1.2%	1.0%	1.1%	1.1%	1.1%
Non-qualified deferred compensation expenses (credits)	0.0%	0.0%	0.0%	0.0%	0.0%
Acquisition and integration-related costs	0.0%	0.0%	0.0%	0.0%	0.0%
Non-GAAP gross margin as a percent of total revenue*	91.1%	89.1%	91.4%	90.6%	91.7%

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Reconciliation of GAAP Gross Margin as a Percent of Total Revenue to Non-GAAP Gross Margin as a Percent of Total Revenue

	2019	2020	2021	2022	2023

GAAP gross margin as a percent of total revenue	88.6%	88.6%	89.7%	89.6%	89.4%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0.3%	0.3%	0.3%	0.2%	0.2%
Amortization of acquired intangibles	1.7%	1.7%	1.6%	1.2%	1.1%
Non-qualified deferred compensation expenses (credits)	0.0%	0.0%	0.0%	0.0%	0.0%
Acquisition and integration-related costs	0.0%	0.0%	0.0%	0.0%	0.0%
Special charges *	0.0%	0.0%	0.1%	0.0%	0.0%
Non-GAAP gross margin as a percent of total revenue**	90.6%	90.6%	91.7%	91.0%	90.7%

*	2021 includes costs related to a voluntary retirement program.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 12, 2024	Cadence Q4 and Fiscal Year 2023 Financial Results	12

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024E

GAAP operating margin as a percent of total revenue	23%	32%	31%	29%	31%	24.5% - 25.5%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	8%	7%	8%	9%	8%	9%
Amortization of acquired intangibles	2%	1%	2%	1%	2%	2%
Acquisition and integration-related costs	2%	2%	1%	1%	1%	1%
Restructuring	0%	0%	0%	1%	0%	0%
Non-qualified deferred compensation expenses (credits)	1%	0%	0%	0%	1%	0%
Non-GAAP operating margin as a percent of total revenue*	36%	42%	42%	41%	43%	36.5% - 37.5%

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	2018	2019	2020	2021	2022	2023	2024E

GAAP operating margin as a percent of total revenue	19%	21%	24%	26%	30%	31%	32% - 33%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	8%	8%	7%	7%	8%	8%	8%
Amortization of acquired intangibles	2%	2%	3%	2%	2%	2%	1%
Acquisition and integration-related costs	1%	0%	1%	1%	1%	1%	1%
Restructuring	0%	1%	0%	0%	0%	0%	0%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%	0%	(1)%	0%	0%
Special charges *	0%	0%	0%	1%	0%	0%	0%
Non-GAAP operating margin as a percent of total revenue**	30%	32%	35%	37%	40%	42%	42% - 43%

*	2021 includes costs related to a voluntary retirement program.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 12, 2024	Cadence Q4 and Fiscal Year 2023 Financial Results	13

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024E

Diluted net income per share on a GAAP basis	$0.88	$0.89	$0.81	$0.93	$1.19	$0.74 - $0.78
Stock-based compensation expense	0.27	0.27	0.28	0.32	0.32	0.32
Amortization of acquired intangibles	0.06	0.05	0.06	0.06	0.06	0.06
Acquisition and integration-related costs	0.06	0.06	0.05	0.05	0.04	0.04
Restructuring	—	—	—	0.04	—	—
Non-qualified deferred compensation expenses (credits)	0.01	0.01	0.01	—	0.02	—
Other income or expense related to investments and non-qualified deferred compensation plan assets**	(0.01)	(0.01)	(0.01)	(0.04)	(0.10)	—
Income tax effect of non-GAAP adjustments	(0.31)	0.02	0.02	(0.10)	(0.15)	(0.06)
Diluted net income per share on a non-GAAP basis*	$0.96	$1.29	$1.22	$1.26	$1.38	$1.10 - $1.14

Shares used in calculation of diluted net income per share	272,997	273,159	272,996	272,427	272,419

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
**	Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

February 12, 2024	Cadence Q4 and Fiscal Year 2023 Financial Results	14

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	2018	2019	2020	2021	2022	2023	2024E

Diluted net income per share on a GAAP basis	$1.23	$3.53	$2.11	$2.50	$3.09	$3.82	$4.08 - $4.18
Stock-based compensation expense	0.60	0.65	0.71	0.75	0.98	1.19	1.36
Amortization of acquired intangibles	0.19	0.19	0.23	0.24	0.22	0.23	0.24
Acquisition and integration-related costs	0.07	0.03	0.08	0.08	0.15	0.21	0.14
Restructuring	0.04	0.03	0.03	—	—	0.04	—
Non-qualified deferred compensation expenses (credits)	(0.01)	0.02	0.02	0.02	(0.03)	0.04	—
Special charges**	—	—	—	0.10	—	—	—
Other income or expense related to investments and non-qualified deferred compensation plan assets***	—	(0.01)	—	(0.03)	0.05	(0.17)	—
Income tax benefit related to intercompany transfers of certain intellectual property rights	—	(2.05)	—	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.25)	(0.19)	(0.38)	(0.37)	(0.19)	(0.21)	0.05
Diluted net income per share on a non-GAAP basis*	$1.87	$2.20	$2.80	$3.29	$4.27	$5.15	$5.87 - $5.97

Shares used in calculation of diluted net income per share	281,144	280,515	279,641	278,858	275,011	272,748	271.5 - 273.5M

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
**	2021 includes costs related to a voluntary retirement program.
***	Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

February 12, 2024	Cadence Q4 and Fiscal Year 2023 Financial Results	15

Cadence Design Systems, Inc.

Reconciliation of GAAP Total Other Income and Expense to Non-GAAP Total Other Income and Expense

(In Millions)	FY 2022	FY 2023	FY 2024E

GAAP total other income and expense	$(28)	$31	$(10) - $(18)

Reconciling items to non-GAAP total income and expense
Other income or expense related to investments and non-qualified deferred compensation plan assets**	14	(46)	—
Non-GAAP total other income and expense*	$(14)	$(15)	$(10) - $(18)

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
**	Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

February 12, 2024	Cadence Q4 and Fiscal Year 2023 Financial Results	16